UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2006

Commission File Number: 333-124872

FITMEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	N/A
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

304B – 338 West 8th Avenue, Vancouver, British Columbia, Canada V5Y 3X2
(Address of principal executive offices)

(604) 723-0954
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(b) New independent registered public accounting firm

On April 4, 2006, Fitmedia Inc. (“the Company”) engaged Manning Elliott LLP (“Manning Elliott”) to serve as its new principal independent registered accounting firm. During the period ended January 31, 2005 and through March 24, 2006 prior to the dismissal of Ernst & Young LLP, neither the Company nor anyone on its behalf consulted Manning Elliott regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor has Manning Elliott provided to the Company a written report or oral advice regarding such principles or audit opinion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITMEDIA INC.

Date: April 4, 2006	By:
/s/ Tim Crottey

Tim Crottey, President, Chief
Executive Officer, Chief Financial Officer